Exhibit 99.10
TIME WARNER CABLE INC.
290 Harbor Drive
Stamford, CT 06902
October 13, 2006
Comcast Corporation
1500 Market Street
Philadelphia, PA 19102-2184
ATTN: General Counsel
Ladies and Gentlemen:
          Reference is made to that certain Exchange Agreement, dated as of April 20, 2005, as amended from time to time (as amended, the “Exchange Agreement”), by and among Comcast Corporation, a Pennsylvania corporation, Comcast Cable Communications Holdings, Inc., a Delaware corporation, Comcast Cable Holdings, LLC, a Delaware limited liability company, Comcast of Georgia/Virginia Inc. (f/k/a Comcast of Georgia, Inc.), a Colorado corporation, Comcast TW Exchange Holdings I, LP (f/k/a Comcast of Texas I, LP), a Delaware limited partnership, Comcast TW Exchange Holdings II, LP (f/k/a Comcast of Texas II, LP), a Delaware limited partnership, Comcast of California/Colorado/Illinois/Indiana/Michigan, LP (f/k/a Comcast of Indiana/Michigan/ Texas, LP), a Delaware limited partnership, TCI Holdings, Inc., a Delaware corporation, Comcast of Florida/Pennsylvania, L.P. (f/k/a Parnassos, L.P.), a Delaware limited partnership, Comcast of Pennsylvania II, L.P. (f/k/a Century-TCI California, L.P.), a Delaware limited partnership, Time Warner Cable Inc., a Delaware corporation, and Time Warner NY Cable LLC, a Delaware limited liability company.
          Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Exchange Agreement.
          WHEREAS, the Closing of the transactions contemplated by the Exchange Agreement took place on July 31, 2006; and
          WHEREAS, the parties hereto desire to amend the Exchange Agreement pursuant to Section 11.5 thereof.
          NOW, THEREFORE, in consideration of the foregoing, the parties hereto, intending to be legally bound, hereby agree that the fourth sentence in Section 2.1(c) of the Exchange Agreement shall be deleted in its entirety and replaced with the following:

“Following the Adelphia Closing and immediately prior to the Exchanges, (x) Comcast shall, or shall cause its Affiliates to, assign, transfer, convey and deliver to the applicable Comcast/Adelphia Newcos, and the applicable Comcast/Adelphia Newcos shall accept from Comcast and its Affiliates, all of its and their respective right, title and interest in and to the Comcast/Adelphia Assets of the Group 1 Remainder Business not held by the applicable Comcast/Adelphia Newcos at such time and (y) each Comcast/Adelphia Newco shall assume and agree to pay and discharge, as and when they become due, any applicable Comcast/Adelphia Assumed Liabilities of the Group 1 Remainder Business arising after the Adelphia Closing that such Comcast/Adelphia Newco has not assumed and is not otherwise subject to at such time.”
* * * * *
          Except as specifically amended by this Letter Agreement, the Exchange Agreement shall remain in full force and effect and is hereby ratified and confirmed. This Letter Agreement shall be construed as one with the Exchange Agreement and the Exchange Agreement shall, where the context requires and as applicable, be read and construed to incorporate the amendments reflected in this Letter Agreement.
          This Letter Agreement shall be governed by and construed in accordance with the Exchange Agreement.
          Any amendment of this Letter Agreement must be in writing. This Letter Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original, and all of which, when taken together, shall constitute one agreement. Each party hereto confirms that any facsimile copy of such party’s executed counterpart of this Letter Agreement (or its signature page thereof) shall be deemed to be an executed original thereof.
          THE VALIDITY, PERFORMANCE, AND ENFORCEMENT OF THIS LETTER AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW OF SUCH STATE.

          IN WITNESS WHEREOF, each of the undersigned has executed this Letter Agreement as of the day and year first above written.

COMCAST CORPORATION
By:	/s/ Robert S. Pick
	Name:	Robert S. Pick
	Title:	Senior Vice President

COMCAST CABLE COMMUNICATIONS HOLDINGS, INC.
By:	/s/ Robert S. Pick
	Name:	Robert S. Pick
	Title:	Senior Vice President

COMCAST CABLE HOLDINGS, LLC
By:	/s/ Robert S. Pick
	Name:	Robert S. Pick
	Title:	Senior Vice President

COMCAST OF GEORGIA/VIRGINIA, INC.
By:	/s/ Robert S. Pick
	Name:	Robert S. Pick
	Title:	Senior Vice President

COMCAST TW EXCHANGE HOLDINGS I, LP By: Comcast TW Exchange Holdings I GP, LLC, its General Partner
By:	/s/ Robert S. Pick
	Name:	Robert S. Pick
	Title:	Senior Vice President

COMCAST TW EXCHANGE HOLDINGS II, LP By: Comcast TW Exchange Holdings II GP, LLC, its General Partner
By:	/s/ Robert S. Pick
	Name:	Robert S. Pick
	Title:	Senior Vice President

COMCAST OF CALIFORNIA/COLORADO/ILLINOIS/ INDIANA/MICHIGAN, LP By: Comcast of California/Colorado/Illinois/Indiana/Michigan GP, LLC, its General Partner
By:	/s/ Robert S. Pick
	Name:	Robert S. Pick
	Title:	Senior Vice President

COMCAST OF FLORIDA/PENNSYLVANIA L.P. By: Parnassos Communications, L.P., its General Partner By: Comcast Cable Holdings, LLC, its General Partner
By:	/s/ Robert S. Pick
	Name:	Robert S. Pick
	Title:	Senior Vice President

COMCAST OF PENNSYLVANIA II, L.P. By: Century-TCI California Communications, L.P., its General Partner By: Comcast Cable Holdings, LLC, its General Partner
By:	/s/ Robert S. Pick
	Name:	Robert S. Pick
	Title:	Senior Vice President

TCI HOLDINGS, INC.
By:	/s/ Robert S. Pick
	Name:	Robert S. Pick
	Title:	Senior Vice President

TIME WARNER CABLE INC.
By:	/s/ David E. O’Hayre
	Name:	David E. O’Hayre
	Title:	EVP, Investments

TIME WARNER NY CABLE LLC
By:	/s/ David E. O’Hayre
	Name:	David E. O’Hayre
	Title:	EVP, Investments